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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 18, 2001

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                             PICTURETEL CORPORATION
               (Exact name of Registrant as specified in charter)

DELAWARE                               I-9434                           04-2835972
(State or other jurisdiction of        (Commission File Number)         (I.R.S. employer
incorporation)                                                          identification No.)

                                     -------

                      100 Minuteman Rd., Andover, MA, 01810
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 292-5000
                Registrant's Telephone number including area code

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ITEM 5.  OTHER EVENTS.

1. AMENDMENT NO. 3 TO THE RIGHTS AGREEMENT. On March 25, 1992, the Board of Directors (the "Board") of PictureTel Corporation (the "Company") declared a dividend of one purchase right (a "Right") for every outstanding share of the Company's common stock, par value $.01 per share, (the "Common Stock"). The terms of the Rights are set forth in a Rights Agreement (as amended to the date hereof, the "Rights Agreement") between the Company and Fleet National Bank (formerly known as Bank Boston, N.A., formerly known as The First National Bank of Boston) as Rights Agent (the "Rights Agent").

         In connection with the proposed tender offer and merger with Polycom, Inc. as described in the Form 8-K filed by the Company on May 24, 2001, the Board of Directors of the Company on May 24, 2001 approved Amendment No. 3 to the Rights Agreement between the Company and the Rights Agent (the "Third Amendment"), a copy of which is filed herewith as an exhibit and incorporated herein by reference.

         Pursuant to the Third Amendment, Polycom, Inc., Pharaoh Acquisition Corp. and any of their affiliates (collectively, "Polycom") will not be considered an "Acquiring Person" under the Rights Agreement solely to the extent that Polycom becomes the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding by reason of the execution of, or the consummation of the transactions contemplated by, the Agreement and Plan of Merger dated as of May 24, 2001 by and among the Company, Polycom, Inc. and Pharaoh Acquisition Corp. (the "Merger Agreement") or the Company Tender and Voting Agreements (as defined in the Merger Agreement), including, without limitation, the commencement or consummation of the tender offer pursuant to the terms of the Merger Agreement, the consummation of the merger pursuant to the terms of the Merger Agreement, or any announcement relating thereto, so long as the Merger Agreement has not been terminated.

         The Third Amendment also provides that notwithstanding any provision to the contrary in the Rights Agreement, no holder of any Right shall be entitled to exercise such Right under or be entitled to any Right pursuant to any sections of the Rights Agreement by reason of the execution of the Merger Agreement or Company Tender and Voting Agreements or consummation of any of the transactions contemplated thereby, including, without limitation, the commencement or consummation of the tender offer pursuant to the terms of the Merger Agreement, the consummation of the merger pursuant to the terms of the Merger Agreement, or any announcement relating thereto, so long as the Merger Agreement has not been terminated.

         The Third Amendment further provides that the Expiration Date shall be the earlier of (A) Close of Business on March 25, 2002 or (B) the Appointment Date (as such term is defined in the Merger Agreement).

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

                  (c)      EXHIBITS

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
EXHIBIT NUMBER          TITLE
         1              Amendment No. 3 to the Rights Agreement,
                        dated May 24, 2001, between the Company
                        and Fleet National Bank, c/o EquiServe,
                        as Rights Agent.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PICTURETEL CORPORATION

                                        /s/ Dalton Edgecomb
                                        ----------------------------------------
                                        Dalton Edgecomb
                                        Chief Financial Officer

Date: June 18, 2001